UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  August 25, 2003

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of April 1, 2003, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2003-2 Home Equity Mortgage Pass-Through Certificates, Series 2003-2)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-100669-11              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2003 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On August 25, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 25, 2003 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2003-2 Home Equity
Mortgage Pass-Through Certificates, Series 2003-2
--------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  August 28, 2003              By:   /s/  Thomas Britt
                                  ---------------------------------------
                                      Thomas Britt
                                      Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 25, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on August 25, 2003



                    Credit Suisse First Boston, Home Equity Mortgage Trust, Series 2003-2
                                Statement to Certificate Holders
                                      August 25, 2003


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        88,760,000.00     77,036,670.84   4,751,603.05     100,169.07   4,851,772.12      0.00       0.00       72,285,067.79
A2        57,440,000.00     42,799,982.91   5,613,908.54      46,069.43   5,659,977.97      0.00       0.00       37,186,074.37
A3        55,568,000.00     55,568,000.00           0.00     335,723.33     335,723.33      0.00       0.00       55,568,000.00
P                100.00            100.00           0.00      62,725.20      62,725.20      0.00       0.00              100.00
AR               100.00              0.00           0.00           0.00           0.00      0.00       0.00                0.00
M1A        9,487,000.00      9,487,000.00           0.00      57,317.29      57,317.29      0.00       0.00        9,487,000.00
M1B1       7,488,000.00      7,488,000.00           0.00      14,185.60      14,185.60      0.00       0.00        7,488,000.00
M1B2       2,000,000.00      2,000,000.00           0.00       3,788.89       3,788.89      0.00       0.00        2,000,000.00
M2A        7,590,000.00      7,590,000.00           0.00      45,856.25      45,856.25      0.00       0.00        7,590,000.00
M2B        7,590,000.00      7,590,000.00           0.00      20,914.67      20,914.67      0.00       0.00        7,590,000.00
BA         8,539,000.00      8,539,000.00           0.00      51,589.79      51,589.79      0.00       0.00        8,539,000.00
BB         8,534,611.00      8,534,611.00           0.00      37,481.17      37,481.17      0.00       0.00        8,534,611.00
X2                 0.00              0.00           0.00           0.00           0.00      0.00       0.00                0.00
TOTALS   252,996,811.00    226,633,364.75  10,365,511.59     775,820.69  11,141,332.28      0.00       0.00      216,267,853.16

X1       252,996,611.00    229,463,369.90           0.00           4.06           4.06      0.00       0.00      220,440,585.22
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1       22541N2X6       867.92103245   53.53315739     1.12853842   54.66169581          814.38787506       A1        1.510000 %
A2       22541N2Y4       745.12505066   97.73517653     0.80204439   98.53722093          647.38987413       A2        1.250000 %
A3       22541N2Z1     1,000.00000000    0.00000000     6.04166661    6.04166661        1,000.00000000       A3        7.250000 %
P        22541N3H0     1,000.00000000    0.00000000          #####         #####        1,000.00000000       P        10.725226 %
AR       22541N3A5         0.00000000    0.00000000     0.00000000    0.00000000            0.00000000       AR       10.725226 %
M1A      22541N3B3     1,000.00000000    0.00000000     6.04166649    6.04166649        1,000.00000000       M1A       7.250000 %
M1B1     22541N4Q9     1,000.00000000    0.00000000     1.89444444    1.89444444        1,000.00000000       M1B1      2.200000 %
M1B2     22541N4R7     1,000.00000000    0.00000000     1.89444500    1.89444500        1,000.00000000       M1B2      2.200000 %
M2A      22541N3D9     1,000.00000000    0.00000000     6.04166667    6.04166667        1,000.00000000       M2A       7.250000 %
M2B      22541N3E7     1,000.00000000    0.00000000     2.75555599    2.75555599        1,000.00000000       M2B       3.200000 %
BA       22541N3F4     1,000.00000000    0.00000000     6.04166647    6.04166647        1,000.00000000       BA        7.250000 %
BB       22541N3G2     1,000.00000000    0.00000000     4.39166706    4.39166706        1,000.00000000       BB        5.100000 %
TOTALS                   895.79534167   40.97091797     3.06652359   44.03744156          854.82442370

X1       22541N3J6       906.98199076    0.00000000     0.00001605    0.00001605          871.31833248       X1        0.000000 %
--------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4507
                               Fax: 212) 623-5930
                           Email: scott.b.rubin@chase.com


Sec. 4.06(a)(v)         Principal Remittance Amount (Total)                                                       9,022,276.18
                        Group 1                                                                                   4,162,534.65
                        Group 2                                                                                   4,859,741.53

                        Scheduled Principal Payments (Total)                                                        208,096.22
                        Group 1                                                                                     110,923.36
                        Group 2                                                                                      97,172.86

                        Principal Prepayments (Total)                                                             8,738,012.90
                        Group 1                                                                                   4,012,497.34
                        Group 2                                                                                   4,725,515.56

                        Curtailments (Total)                                                                         76,414.10
                        Group 1                                                                                      39,268.06
                        Group 2                                                                                      37,146.04

                        Cutailment Interest Adjustments (Total)                                                         274.58
                        Group 1                                                                                          95.92
                        Group 2                                                                                         178.66

                        Repurchase Principal (Total)                                                                      0.00
                        Group 1                                                                                           0.00
                        Group 2                                                                                           0.00

                        Substitution Amounts (Total)                                                                      0.00
                        Group 1                                                                                           0.00
                        Group 2                                                                                           0.00

                        Net Liquidation Proceeds (Total)                                                                  0.00
                        Group 1                                                                                           0.00
                        Group 2                                                                                           0.00

                        Other Principal Adjustments (Total)                                                             -13.12
                        Group 1                                                                                          -0.03
                        Group 2                                                                                         -13.09

                        Gross Interest (Total)                                                                    2,158,245.21
                        Group 1                                                                                     923,265.71
                        Group 2                                                                                   1,234,979.50

                        Recoveries from Prior Loss Determinations (Total)                                                 0.00
                        Group 1                                                                                           0.00
                        Group 2                                                                                           0.00

                        Reimbursements of Non-Recoverable Advances Previously Made (Total)                              508.50
                        Group 1                                                                                         250.00
                        Group 2                                                                                         258.50

                        Recovery of Reimbursements Previously Deemed Non-Recoverable (Total)                              0.00
                        Group 1                                                                                           0.00
                        Group 2                                                                                           0.00

Prepayment Penalties    Number of Loans with Respect to which Prepayment Penalties were Collected                           42
                        Group 1                                                                                             31
                        Group 2                                                                                             11

                        Balance of Loans with Respect to which Prepayment Penalties were Collected                1,602,900.29
                        Group 1                                                                                   1,060,807.12
                        Group 2                                                                                     542,093.17

                        Amount of Prepayment Penalties Collected                                                     62,724.31
                        Group 1                                                                                      38,501.50
                        Group 2                                                                                      24,222.81

                        Beginning Number of Loans Outstanding (Total)                                                    5,591
                        Group 1                                                                                          3,091
                        Group 2                                                                                          2,500

                        Beginning Aggregate Loan Balance (Total)                                                229,463,469.90
                        Group 1                                                                                 100,629,925.44
                        Group 2                                                                                 128,833,544.46

                        Ending Number of Loans Outstanding (Total)                                                       5,396
                        Group 1                                                                                          2,967
                        Group 2                                                                                          2,429

                        Ending Aggregate Loan Balance (Total)                                                   220,440,685.22
                        Group 1                                                                                  96,467,140.79
                        Group 2                                                                                 123,973,544.43

                        Servicing Fees (Total, including Credit Risk Manager Fees)                                   99,236.35
                        Group 1                                                                                      43,534.86
                        Group 2                                                                                      55,701.49

                        Trustee Fees (Total)                                                                          2,677.07
                        Group 1                                                                                       1,174.02
                        Group 2                                                                                       1,503.06

                        Current Advances (Total)                                                                           N/A
                        Group 1                                                                                            N/A
                        Group 2                                                                                            N/A

                        Aggregate Advances (Total)                                                                         N/A
                        Group 1                                                                                            N/A
                        Group 2                                                                                            N/A

Section 4.06(a)(v)      Delinquent Mortgage Loans
                                                Group 1
                                                                                         Principal
                                               Category              Number               Balance                Percentage
                                               1 Month                        29              906,709.69                   0.94 %
                                               2 Month                         9              397,002.45                   0.41 %
                                               3 Month                        10              295,261.47                   0.31 %
                                               Total                      48                1,598,973.61                   1.66 %
                                                Group 2
                                                                                         Principal
                                               Category              Number               Balance                Percentage
                                               1 Month                        29            1,300,190.89                   1.05 %
                                               2 Month                        22            1,179,170.57                   0.95 %
                                               3 Month                        24            1,722,293.00                   1.39 %
                                                Total                         75            4,201,654.46                   3.39 %
                                                Group Totals
                                                                                         Principal
                                               Category              Number               Balance                Percentage
                                               1 Month                        58            2,206,900.58                   1.00 %
                                               2 Month                        31            1,576,173.02                   0.72 %
                                               3 Month                        34            2,017,554.47                   0.92 %
                                                Total                        123            5,800,628.07                   2.64 %
                        * Delinquent Bankruptcies are included in the table above.

                        Bankruptcies
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          8              238,862.56                 0.25 %
                                                Group 2
                                                                     Principal
                                                Number               Balance               Percentage
                                                         13              517,271.48                 0.42 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                         21              756,134.04                 0.34 %
                                               * Only Current Bankruptcies are reflected in the table above.

Section 4.06(a)(v)      Foreclosures
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %
                                                Group 2
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %

                        REO Properties
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %
                                                Group 2
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %

                        Current Realized Losses (Total)                                                                   0.00
                        Group 1                                                                                           0.00
                        Group 2                                                                                           0.00

                        Cummulative Realized Losses - Reduced by Recoveries (Total)                                       0.00
                        Group 1                                                                                           0.00
                        Group 2                                                                                           0.00

Trigger Event           Trigger Event Occurrence (Effective May 2006)                                                       NO
                        (Is Rolling 3 Month Delinquency Rate > 18% of Sr. Enhancement%?)
                        Rolling 3 Month Delinquency Rate                                                             1.11934 %
                        Sr. Enhancement Percentage x 18%                                                             4.52378 %
                                               OR
                        (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                        Cumulative Loss % of Original Aggregate Collateral Balance                                      0.00 %
                        Cumulative Loss Limit                                                                           6.75 %

O/C Reporting           Targeted Overcollateralization Amount                                                    12,649,840.55
                        Ending Overcollateralization Amount                                                       4,172,832.05
                        Ending Overcollateralization Deficiency                                                   8,477,008.50
                        Overcollateralization Release Amount                                                              0.00
                        Monthly Excess Interest                                                                   1,343,235.40
                        Payment to Class X-1                                                                              4.06
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
